Exhibit 10.ii.qqq.

RENEWAL OF SUPPLY AGREEMENT

FEED GRADE PHOSPHATES (MONOCAL/BIOFOS)

VIETNAM, INDONESIA AND TAIWAN

DATE:

SELLER:	MOSAIC CROP NUTRITION, LLC, d.b.a.
MOSAIC FEED INGREDIENTS
8813 HWY 41 SOUTH
RIVERVIEW, FL 33578

BUYER:	PT. CARGILL INDONESIA
JL. JEND. SUDIRMAN KAV. 54-55
PLAZA BAPINDO TOWER CITIBANK 23RD FLOOR
SENAYAN, KEBAYORAN BARU
JAKARTA SELATAN

CARGILL TAIWAN CORPORATION
3FL., 9 CHING-TAO EAST ROAD
TAIPEI, TAIWAN
R.O.C. 10051

CARGILL VIETNAM LTD.
LOT 29
BIEN HOA INDUSTRIAL ZONE 2
DONG NAI PROVINCE, VIETNAM

CARGILL LONG AN LTD.
BI-B2 LOT , THUAN DAO INDUSTRIAL ZONE,
BEN LUC LONG AN, VIETNAM

PRODUCT:	MONOCALCIUM PHOSPHATE (BIOFOS)

SPECIFICATIONS:	SPECIFICATIONS ATTACHED PURSUANT TO GEOGRAPHIC LOCATIONS

MARKET:	VIETNAM, INDONESIA AND TAIWAN

PERIOD:	June 1, 2008 – May 31, 2009

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS & 45 DAYS

TERMS:	TRADICO TERMS AND CONDITIONS TO APPLY. (ATTACHED)

CARGILL ANIMAL NUTRITION, INC.	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its: